                                 Exhibit (10)(y)

                        Participation Agreement (Agency)
                                     between
                            Edgewood Services, Inc.,
                         The One Group Services Company,
                                       and
                             One Group Mutual Funds

                             EDGEWOOD SERVICES, INC.
                             -----------------------

                             PARTICIPATION AGREEMENT

         This Agreement is entered into between Edgewood Services, Inc. ("Edgewood") One Group Mutual Funds (the "Fund") and the party or parties listed on the signature page to this Participation Agreement ("Fund Agent(s)").

         WHEREAS, the Fund and its designee or the Fund Agent(s) coordinate shareholder and distribution services and recordkeeping and administrative services for the investment companies listed on Schedule C hereto (collectively, the "Funds");

         WHEREAS, Edgewood has expressed interest in participating in the fee-based program(s) of Fund Agent(s) described on Schedule A, Schedule B, or both (this Participation Agreement, Schedule A, Schedule B and Schedule C are collectively referred to as the "Agreement");

         NOW THEREFORE, Edgewood and the Fund Agent(s) agree as follows:

                        ARTICLE I - PAYMENTS TO EDGEWOOD

During the term of this Agreement, Fund Agent(s) or their affiliates will make payments to Edgewood as set forth in Schedule C, respectively, as compensation for the services described herein and in Schedules A and B, respectively.

                   ARTICLE II - SERVICES PROVIDED BY EDGEWOOD

         (A) Edgewood will provide an automated interface between the Funds and Edgewood's customers ("Customers") in order to provide or cause to be provided the services described herein and in Schedule A and Schedule B.

         (B) Edgewood will transmit to the Fund or its designee purchase and redemption orders on behalf of holders of shares of beneficial interest in the Funds ("Shareholders'").

         (C) Edgewood will (1) maintain and preserve all records required by law to be maintained and preserved in connection with the services; (2) upon request by the Fund or Fund Agent(s), promptly make such records available to the Fund or Fund Agent(s); (3) promptly notify the Fund or Fund Agent(s) if Edgewood experiences any difficulty in maintaining the records described in (1) in an accurate and complete manner.

         (D) Edgewood will cause Customers to (1) ensure that Shareholders whose shares of beneficial interest ("Shares") Customers are holding as record owners receive prospectuses to the extent required by law and statements of additional information upon their request; (2) effect delivery to such Shareholders of copies of any amended prospectus or prospectus supplement as soon as reasonably practicable upon request of Fund Agent(s); and (3) effect delivery to such Shareholders of copies of the periodic financial reports and proxy solicitation materials of the Funds. Fund Agent(s) agree to deliver to Customers as many copies of the prospectuses and related statements of additional information, periodic financial reports and proxy solicitation materials as Customers may reasonably request in order to comply with this Subsection.

         (E) Edgewood will obtain or cause to be obtained any taxpayer identification number certification form from its Customers required under
Section 3406 of the Internal Revenue Code of 1986, as amended (the "Code"), and any applicable regulations of the Department of Treasury, and will provide Fund Agent(s), or their respective designees, with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

                        ARTICLE III - SALE OF FUND SHARES

         (A) Orders for the purchase, redemption and exchange of Shares ("Instructions") will be executed at net asset value ("NAV") plus the applicable initial sales load, if any, in each case as described in the prospectus of the Fund; provided however, that this Subsection will apply to orders for the purchase of Shares only if the requirements of Subsection (B) below are not satisfied. Any applicable redemption fee or deferred sales charge will be deducted by the Funds prior to the transmission of the redemption proceeds to Edgewood or Customers. Fund Agent(s) and the Funds reserve the right to reject any purchase request in their sole discretion. Each transaction will be confirmed on a fully disclosed basis and, if confirmed by Fund Agent(s), a copy of each confirmation will be sent simultaneously to Edgewood if Edgewood so requests.

         (B) At Edgewood's direction, Instructions will be executed at NAV for Customers provided that (1) Customers do not charge a commission or other transaction-related fee, other than a de minimis administrative fee, for placing orders for the purchase of Shares; (2) Edgewood will be the only broker or dealer, as defined in Section 3(a)(4) or 3(a)(5) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), listed on the account for which Customer is placing an order for the purchase of Shares.

         (C) The procedures relating to all orders will be subject to the terms of the prospectus and statement of additional information of the Fund and Fund Agent(s)' written instructions to Edgewood from time to time.

          (D) Upon the instruction of its Customer(s) that an erroneous transmission has occurred, or in the case of any transmission malfunction, Edgewood may cancel or correct any previously placed orders without the prior approval of Fund Agent(s); provided however, that Edgewood will fund any resulting dilution if notified of such dilution by Fund Agent(s).

         (E) Edgewood will, in satisfaction of a purchase order placed via Fund/SERV on behalf of a Customer, forward or cause to be forwarded such payment to Fund Agent(s) no later than the Business Day next following the date on which the purchase order is effected under the ordinary settlement methods of the National Securities Clearing Corporation (the "NSCC").

         (F) Edgewood will, upon receipt of the monies paid to it by Fund Agent for the redemption of Shares, pay such monies to the appropriate NSCC settlement account. Edgewood will not process or effect any redemptions with respect to Shares of a certain Fund after receipt by Edgewood of notification of the suspension of the determination of the NAV of such Fund.

         (G) Payments for Shares will be made as specified in the applicable Fund prospectus and statement of additional information. If payment for any purchase order is not received in accordance with the terms of the applicable Fund prospectus and statement of additional information, Fund Agent(s) reserve the right, without notice, to cancel the sale and to hold Edgewood responsible for any loss sustained as a result thereof.

          (H) Each Fund will have full authority to take such action as it deems advisable in respect of all matters pertaining to the continuous offering of Shares, including the right, in its discretion, to reject any specific purchase order for Shares, to suspend the settlement of redemptions in accordance with the

Investment Company Act of 1940, as amended (the "1940 Act"), and without notice, to suspend sales or withdraw the offering of Shares of any and all classes entirely.

         (I) The following will apply unless Fund Agent(s) execute Schedule B, in which case Exhibit B-1 will supersede this Subsection and govern with respect to late day trading.

                  1. On any day on which the New York Stock Exchange ("NYSE") is open for business ("Business Day"), Instructions received in proper form by Edgewood prior to the close of regular trading on the NYSE, which generally is 4:00 p.m. Eastern Time ("Close of Trading"), and with respect to which Edgewood transmits orders to Fund Agent(s) via Fund/SERV up to the latest time accepted by Fund/SERV on a given Business Day, will be deemed to have occurred, and will be credited to the respective account, at the per share NAV next calculated after the Close of Trading on that Business Day. Edgewood will not transmit orders based on Instructions received from Shareholders after the Close of Trading on any Business Day for that Business Day's NAV.

                  2. On any Business Day, Instructions that Edgewood transmits to Fund Agent(s) via Fund/SERV after the latest time accepted by Fund/SERV on a given Business Day will not be accepted at an NAV calculated prior to the Close of Trading on that Business Day, without the prior approval of Fund or its designee. Fund or its designee will have complete and sole discretion as to whether to grant such approval.

                  3. Instructions received in proper form by Edgewood after the Close of Trading on any Business Day will be treated as if received on the next following Business Day, and orders based upon such Instructions will be processed at the NAV next calculated after that following Business Day's Close of Trading. Edgewood warrants that all orders that Edgewood transmits to the Funds for processing as of a particular Business Day will relate only to Instructions received by Edgewood prior to the Close of Trading on that Business Day.

                  4. Edgewood will process all Instructions in accordance with the procedures set forth in each Fund's then current prospectus and statement of additional information.

                 ARTICLE IV - FUND/SERV; NETWORKING, MATRIX LEVEL II

          (A) Edgewood and Fund Agent(s) will be bound by the terms of the Fund/SERV; NETWORKING Agreements filed by each with the NSCC. Without limiting the generality of the following provisions of this section, Edgewood and Fund Agent(s) each will perform any and all duties, functions, procedures and responsibilities assigned to it and as otherwise established by the NSCC applicable to Fund/SERV and NETWORKING Matrix Level II, or to any other mutually agreeable Matrix Level utilized in the future.

          (B) For each account opened or maintained with a Fund by Edgewood on behalf of Customers, Fund Agent(s) or their agents will accept, and effect changes in its records upon receipt of instructions, communications and actions from Edgewood electronically through NETWORKING without supporting documentation from Customers. Fund Agent(s) or their agents will be responsible for processing any such instructions, communications or actions from Edgewood and for executing Edgewood's instructions in a timely manner.

          (C) Any information transmitted through NETWORKING by any party to the other through NETWORKING and pursuant to this Agreement will be accurate, complete, and in the format prescribed by the NSCC. Each party will adopt, implement and maintain procedures reasonably designed to ensure the accuracy of all transmissions through NETWORKING and to limit the access to, and the inputting of data into, NETWORKING to persons specifically authorized by such party.

          (D) For each Customer account, Edgewood will provide the Funds and Fund Agent(s) with all information necessary or appropriate to establish and maintain each account (and any subsequent changes to such information).

         (E) All information that is received by Edgewood from the Funds or Fund Agent(s) for inclusion in tax statements relating to an account will be reported to the Customer accurately, completely and in a timely manner by Edgewood.

          (F) The official records of each account will be as determined by Fund Agent(s) or their agents. Edgewood and Fund Agent(s) will reconcile any differences between their records. Edgewood and Fund Agent(s) will each designate liaison personnel to communicate, control and execute any required corrections or reconciliations with respect to any account. In the event of any discrepancy between the records of Edgewood and Fund Agent(s) regarding an account, the records of Fund Agent(s) will control pending resolution of the discrepancy.

                              ARTICLE V - DIVIDENDS

          (A) Upon declaration of each dividend and each capital gain distribution by the Funds' Boards of Trustees /Directors with respect to Shares, Fund Agent(s) will furnish or cause the Funds to furnish to Edgewood information setting forth the date of the declaration of such dividend or distribution, the ex-dividend date, the date of payment thereof, the record date as of which Shareholders entitled to payment will be determined, the amount payable per Share to the Shareholders of record as of that date, and whether such dividend or distribution is to be paid in Shares at the then-current NAV per Share or in cash. On or before the payment date specified in a resolution of the Funds' Board of Trustees/ Directors, Fund Agent(s) will furnish or cause the Funds to furnish the total amount payable to Edgewood (as agent) on the payment date and will pay to Edgewood sufficient cash to make payment to the Customers of dividends or, if applicable, other distributions payable in cash.

           (B) Edgewood will provide to Customers automated dividends and dividend options, which will be included in the net settlement proceeds.

                  ARTICLE VI - REPRESENTATIONS AND WARRANTIES OF EDGEWOOD

          Edgewood represents and warrants to Fund Agent(s) that:

          (A) It will comply, and ensure that its Customers comply, with all applicable laws, rules and regulations, including the regulations promulgated by self-regulatory organizations such as the National Association of Securities Dealers, Inc. (the "NASD"), if applicable.

          (B) It has full power and authority under applicable laws and has taken all actions and received all requisite authorizations from third parties to enter into and perform this Agreement;

          (C) It is a broker-dealer as defined in Section 3(a)(4) and 3(a)(5) of the Exchange Act; it is registered with the Securities and Exchange Commission ("SEC") pursuant to Section 15 of the Exchange Act; it is a member of the NASD; its Customers' accounts are insured by the Securities Investors Protection Corporation ("SIPC"); and, during the term of this Agreement, it will abide by all of the rules and regulations of the NASD including, without limitation, the NASD Conduct Rules. Edgewood agrees to notify Fund Agent(s) immediately in the event of (i) the termination of its coverage by the SIPC; (ii) its expulsion or suspension from the NASD; or (iii) its being found to have violated any applicable federal or state law, rule or regulation arising out of its activities as a broker-dealer or in connection with this

Agreement, or which may otherwise affect in any material way its ability to act in accordance with the terms of this Agreement. Edgewood's expulsion or suspension from the NASD will automatically terminate this Agreement immediately without notice;

         (D) It is registered with the appropriate securities authorities in all states in which its activities make such registration necessary;

         (E) It is not required to be a registered transfer agent and will not be required to be so registered in order to perform this Agreement; and

          (F) The arrangements and fees provided for in this Agreement and the Schedules hereto will be disclosed to its Customers, or where the Customer is a plan as defined in Section 4975 of the Code ("Plan"), to the investment adviser, trustee, sponsor or administrative committee of the Plan.

          ARTICLE VII - REPRESENTATIONS AND WARRANTIES OF FUND AGENT(S)

          (A) Each Fund Agent represents and warrants to Edgewood that it is duly registered, as required, with all regulatory agencies, and is a member in good standing of any requisite associations and self-regulatory organizations.

          (B) The Fund Agent responsible for distribution of shares of beneficial interest ("Shares") of the Funds represents and warrants to Edgewood that (1) each Fund has filed a registration statement ("Registration Statement") with the SEC relating to its Shares under the Securities Act of 1933, as amended ("1933 Act"), on Form N-1A, including a prospectus and statement of additional information. The Registration Statement conforms in all respects to the requirements of the 1933 Act, the 1940 Act and the rules thereunder; (2) to the extent required by law, each Fund is registered and its Shares are qualified for sale in all states and other jurisdictions in the United States unless Edgewood is notified in writing to the contrary; (3) the then current prospectus for each of the Funds contains such disclosure with respect to fees paid and charges imposed in connection with the sale of the Fund Shares as is necessary to comply with the rules and regulations of the NASD, including, without limitations, disclosure of all compensation of the type described in Schedule C as required by Rule 2830 of the NASD Conduct Rules; (4) each investment adviser of each Fund is registered as an investment adviser under the Investment Advisers Act of 1940 or is otherwise exempt from registration as a "bank"; (5) the Registration Statement and any sales materials relating to the Fund provided by Fund Agent to Edgewood do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and (6) all sales materials will comply in all material respects with the rules and regulations of the SEC, the NASD and any states having applicable rules and regulations and will be filed with the NASD or SEC and the relevant states as required by the rules and regulations of the NASD, the SEC and such states, respectively.

             ARTICLE VIII - EDGEWOOD ACTS AS AGENT FOR ITS CUSTOMERS

         (A) The parties agree that in each transaction in the Shares of any Fund pursuant to this Participation Agreement: (1) Edgewood is acting as agent for its Customers; (2) each transaction is initiated solely upon the order of the Customers; (3) as between Edgewood and Customers, Customers will have record ownership of all Shares of the Funds; (4) each transaction will be for the account of Customers and not for Edgewood's account; and (5) each transaction will be without recourse to

Edgewood provided that Edgewood acts in accordance with the terms of this Agreement. Edgewood will not have any authority in any transaction to act as agent for the Fund Agent(s) or the Funds.

         (B) Edgewood will not make any representation concerning the Funds except those contained in the relevant prospectus and related statement of additional information and in such printed information as Fund Agent(s) or their affiliates may subsequently prepare or as will be approved by Fund Agent(s) in writing prior to its use. Edgewood will not distribute any sales literature or advertisements as those terms are defined under Section 2210 of the NASD Conduct Rules relating to the Funds without Fund Agent(s)' prior written approval.

                          ARTICLE IX - FIDUCIARY STATUS

         Edgewood will not perform or provide any duties which would cause it to be a fiduciary under Section 3(21)(A) of ERISA or Section 4975 of the Code. For purposes of those Sections, Edgewood understands that any person who exercises any discretionary authority or discretionary control with respect to any Plan or its assets, or who renders investment advice for a fee, or has any authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of such an account, is a fiduciary.

              ARTICLE X - CUSTOMERS' NAMES PROPRIETARY TO EDGEWOOD

         (A) The names of Customers that have not purchased Shares of the Funds are and will remain Edgewood's sole property and will not be used by Fund Agent(s) or their affiliates for any purpose except the performance of their respective duties and responsibilities under this Agreement and except for servicing and informational mailings relating to the Funds. Notwithstanding the foregoing, once a Customer has purchased Shares of the Funds, Edgewood will make available to Fund Agent(s), upon request, the names and addresses of such Customers.

         (B) Neither party will use the name of the other party in any manner without the other party's written consent, except (i) as required by any applicable federal or state law, rule or regulation; (ii) pursuant to any mutually agreed upon promotional programs; and (iii) in lists of investment companies whose Shares may be purchased, redeemed or exchanged through TrustConnect.

         (C) The provisions of this Article X will survive the termination of this Agreement.

                          ARTICLE XI - INDEMNIFICATION

         (A) Edgewood will indemnify and hold harmless the Fund Agent(s), the Funds, and their respective officers, directors, trustees, employees, and agents (collectively, "Fund Indemnitees") against any direct or indirect liabilities, losses or costs (including legal fees) (collectively, "Loss") arising from, related to or otherwise connected with (1) any breach by Edgewood of any provision of this Agreement; (2) any negligence by Edgewood in performing its duties under this Agreement; or (3) any acts or omissions of Fund Indemnitees in reliance upon any oral, written or computer or electronically transmitted instructions believed to be genuine and given by or on behalf of Edgewood; provided, however, that Edgewood will not be liable for indemnification hereunder of any Fund Indemnitee to the extent that any Loss results from the negligence or bad faith of such Fund Indemnitee.

          (B) Fund Agent agrees to indemnify and hold harmless Edgewood and its officers, directors, trustees, employees, and agents, (collectively, "Edgewood Indemnitees") against any Loss arising from, related to otherwise connected with
(1) any breach by Fund Agent of any provision of this Agreement; (2) any negligence by Edgewood in performing its duties under this Agreement; or (3) any alleged untrue statement of a material fact contained in any Fund's Registration Statement, or as a result of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading; provided, however, that Fund Agent will not be liable for indemnification hereunder of any Edgewood Indemnitee to the extent that any Loss results from the negligence or bad faith of such Edgewood Indemnitee.

         (C) If any third party threatens to commence or commences any action for which one party (the "Indemnifying Party") may be required to indemnify the other party (the "Indemnified Party"), the Indemnified Party will promptly give notice thereof to the Indemnifying Party. The Indemnifying Party will be entitled, at its own expense and without limiting its obligations to indemnify the Indemnified Party, to assume control of the defense of such action with counsel selected by the Indemnifying Party which counsel will be reasonably satisfactory to the Indemnified Party. If the Indemnifying Party assumes the control of the defense, the Indemnified Party may participate in the defense of such claim at its own expense. Without the prior written consent of the Indemnified Party, which consent will not be unreasonably withheld, the Indemnifying Party may not settle or compromise the liability of the Indemnitee in such action or consent to or permit the entry of any judgment in respect thereof unless in connection with such settlement, compromise or consent each Indemnified Party receives from such claimant an unconditional release from all liability in respect of such claim.

          (D) The provisions of this Article XI will survive the termination of this Agreement.

                 ARTICLE XII - TERM AND TERMINATION OF AGREEMENT

         (A) This Agreement will become effective in this form as of the date set forth below or as of the first date thereafter upon which Edgewood executes any transaction, performs any services, or receives any payment pursuant hereto. This Agreement shall continue in effect for no more than one year from the date of its execution only so long as such continuation is approved annually by the Fund's Board of Trustees.

         (B) This Agreement may be terminated by either party upon sixty (60) days' prior written notice to the other party, or upon such shorter notice as is required by law (including "automatic termination in the event of an assignment" to the extent the payments under one or more of the Schedules are governed by Rule 12b-1 under the Investment Company Act of 1940), order, or instruction from a court of competent jurisdiction, regulatory body, or self regulatory organization with jurisdiction over the terminating party.

         (C) Limitation on Business. At any time during the term of this Agreement, Fund Agent may, by written notice to Edgewood specifying an effective date not less than sixty (60) days after the mailing of such notice (the "Effective Date"), instruct Edgewood not to engage any additional Customers after the Effective Date, and Edgewood shall use its best efforts thereafter to comply with Fund Agent's instructions. Notwithstanding the giving of such notice or agreement, Fund Agent(s) will continue to pay Edgewood all fees related to Shares that are outstanding on its books as of the Effective Date for so long as
(i) such Shares are held in accounts which Edgewood is identified to Fund Agent(s) as broker-dealer of record, (ii) Edgewood continues to provide or cause to be provided Services to the accounts, and (iii) this Agreement is not otherwise terminated. On Edgewood's request, Fund Agent will provide Edgewood a summary of the share balances in each account for which Edgewood is broker of record on the Effective Date (this being the basis that Fund Agent uses to calculate the fees payable to Edgewood); provided, however, that, in the event Fund Agent(s) is terminated as distributor for the Funds or otherwise ceases to act as distributor for the Funds, such payment obligation shall immediately cease. In such event, Edgewood may seek to receive such payments from any successor distributor that is appointed by the Funds. All redemptions of Shares from an account after the Effective Date (irrespective of whether such

Shares were added to the account before or after the Effective Date) will be deemed to reduce the share balance on which Fund Agent calculates and pays fees to Edgewood.

                       ARTICLE X111 - AMENDMENTS; WAIVERS

         This Agreement may be amended by Fund Agent(s) from time to time by the following procedure:

Fund Agent(s) will send a copy of the amendment to Edgewood. If Edgewood does not object to the amendment within thirty (30) days after its receipt, the amendment will become part of the Agreement. Edgewood's objection must be in writing and received by Fund Agent(s) within such thirty (30) days. Provided, however, that any amendment to Schedule C of this Agreement to add additional Fund(s) may be made by either party and will be deemed effective and part of this Agreement upon the day of the first transaction by Edgewood with respect to Shares of such Fund(s).

                           ARTICLE XIV - DEFINED TERMS

         Capitalized terms used but not defined herein will have the meanings given them in Schedule A or Schedule B.

                              ARTICLE XV - NOTICES

         Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement will be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, overnight courier services, or by facsimile or similar electronic means of delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to will be given or sent to Fund Agent or to Edgewood at the address set forth beneath their respective signatures below.

                           ARTICLE XVI - GOVERNING LAW

         This Agreement will be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania.

                     ARTICLE XV11 - SEVERABILITY; CONFLICTS

         If any provision or portion of this Agreement will be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement will be unaffected thereby and will remain in full force and effect to the fullest extent permitted by law.

                        ARTICLE XVIII - ENTIRE AGREEMENT

         This Agreement, including the Participation Agreement, its Schedules and Exhibits, constitutes the entire agreement between the parties with respect to the matters dealt with herein, and supersedes any previous recordkeeping, administrative service, sales, distribution, shareholder service, or other agreements and documents with respect to such matters.

                            ARTICLE XIX - ASSIGNMENTS

         Neither this Agreement nor any rights or obligations hereunder may be assigned by any party without the prior written consent of the other parties; provided, however, that, to the extent permitted by the federal securities laws, this Agreement may be assigned without prior consent by Edgewood to any company that acquires all or substantially all of Edgewood's assets, or any company or entity into which Edgewood is merged or otherwise reorganized.

                       ARTICLE XX - TRADEMARK/ SERVICEMARK

         (A) Neither party will use the name, logo, trademarks or servicemarks of the other party in any manner without the other party's written consent, except (i) as required by any applicable federal or state law, rule or regulation; (ii) pursuant to any mutually agreed upon promotional programs; and
(iii) in lists of investment companies whose Shares may be purchased, redeemed or exchanged through TrustConnect.

          (B) The provisions of this Article XX will survive the termination of this Agreement.

EDGEWOOD SERVICES, INC.

 /S/ ROBERT M. ROSSI
-------------------------------------------------
Name:      Robert M. Rossi
           --------------------------------------
Title:     Assistant Vice President and Director
           --------------------------------------
Address:   Federated Tower
           1001 Liberty Avenue
           Pittsburgh, PA 15222-3775

Date:
         ----------------------------------------


FUND AGENT

 /S/    MARK S. REDMAN
-------------------------------------------------
Name:      Mark S. Redman
           --------------------------------------
Title:     President
           --------------------------------------
Entity:    The One Group Services Company
           3435 Stelzer Road
           Columbus, OH 43219

Date:
         ----------------------------------------


ONE GROUP MUTUAL FUNDS

 /S/   JAMES T. GILLESPIE
-------------------------------------------------
Name:      James T. Gillespie
           --------------------------------------
Title:     Vice President
           --------------------------------------
Entity:    One Group Mutual Funds

Date:    August 26, 1999
         ----------------------------------------

                                   SCHEDULE A
                                   ----------
                 SHAREHOLDER AND DISTRIBUTION SERVICES AGREEMENT

           This Agreement is entered into between Edgewood and the party or parties listed on the signature page to this Schedule A ("Fund Agent"), on behalf of the Funds.

           Edgewood will provide or cause to be provided the shareholder and distribution services enumerated in Article I herein. In exchange, Edgewood will receive a shareholder and distribution services fee described in Schedule C.

                ARTICLE I - SHAREHOLDER AND DISTRIBUTION SERVICES

           (A) Edgewood will render or cause to be rendered (i) personal services to Shareholders and/or the maintenance of accounts of Shareholders ("Shareholder Services"); (ii) distribution and sales services to the Funds and their shareholders ("Sales Services"); or (iii) services which, in the opinion of Fund Agent, contribute to the distribution of shares of Funds which have adopted Distribution Plans pursuant to Rule 12b-1 of the 1940 Act ("Support Services").

           (B) Sales Services may include, but are not limited to, (i) training and supervision of its personnel; (ii) maintaining and distributing current copies of prospectuses and shareholder reports; (iii) advertising the availability of its services and products; (iv) providing assistance and review in designing materials to send to Shareholders and potential Shareholders and developing methods of making such materials accessible to Shareholders and potential Shareholders; and (v) responding to Shareholders' and potential Shareholders' questions about the Funds.

           (C) Support Services may include, but are not limited to, the following functions: (i) account openings; (ii) account closings; (iii) account maintenance; (iv) interest posting; (v) prospectus and shareholder reports; (vi) advertisement of its services; (vii) customer lists; (viii) design services; and (ix) consultation services.

           (D) Edgewood agrees to provide Fund Agent, upon request, a written description of the Shareholder Services, Sales Services, and Support Services which Edgewood is providing hereunder.

                          ARTICLE II - DEFINED TERMS .

           Capitalized terms used herein but not defined will have the meanings given them in the Participation Agreement or Schedule B.

  EDGEWOOOD SERVICES, INC.                                    FUND AGENT

  /s/    Robert M. Rossi                                       /s/  Mark S. Redman
  ----------------------------------------------              -----------------------------------------------------
  Name: Robert N. Rossi                                       Name: Mark S. Redman
        ----------------------------------------                    -----------------------------------------------
  Title:   Assistant Vice President and Director              Title:  President
           -------------------------------------                      ---------------------------------------------
  Date:                                                       Entity: The One Group Services Company
        ----------------------------------------                      ---------------------------------------------
                                                              Date:
                                                                      ---------------------------------------------

                                   SCHEDULE B
                                   ----------
               RECORDKEEPING AND ADMINISTRATIVE SERVICES AGREEMENT

          This Agreement is entered into between Edgewood and the party or parties listed on the signature page to this Schedule B.

          Edgewood will provide or cause to be provided the recordkeeping and administrative services enumerated in Article I herein in accordance with the operational guidelines set forth on Exhibit B-1. Edgewood will maintain or cause to be maintained Sub-Accounts in the Funds in connection with the purchase and redemption of Shares of the Funds through one or more omnibus or master accounts ("Accounts") in each Fund. In exchange, Edgewood will receive a recordkeeping and administrative services fee described in Schedule C.

              ARTICLE I - RECORDKEEPING AND ADMINISTRATIVE SERVICES

          (A) Edgewood will maintain or cause to be maintained a record of the Shares held in the Accounts on behalf of each Customer or Shareholder, which will include the name, residence or company address and taxpayer identification number of each Customer or Shareholder.

          (B) Edgewood will perform or cause to be performed such other services as Fund Agent may reasonably request.

                         ARTICLE II - NATURE OF SERVICES

          The Fund or its designee and Edgewood agree that the payment of the recordkeeping and administrative services fee is for recordkeeping and administrative services only and not for legal, investment advisory, or distribution services.

                           ARTICLE III - DEFINED TERMS

          Capitalized terms used herein but not defined will have the meanings given them in the Participation Agreement or Schedule A.

                             ARTICLE IV - INSURANCE

          Edgewood will maintain insurance, including errors and omissions insurance, and if necessary, bonding, issued by a qualified insurance carrier, of the types ordinarily maintained by like agents servicing mutual funds or their agents, and in commercially recognizable amounts.

  EDGEWOOOD SERVICES, INC.                                    ONE GROUP MUTUAL FUNDS (THE "FUND")

  By:  /s/   Robert M. Rossi                                  By:   /s/  Mark S. Redman
  -------------------------------------------------                 ----------------------------------------------
  Name: Robert N. Rossi                                       Name:  Mark S. Redman
        -------------------------------------------                   --------------------------------------------
  Title:   Assistant Vice President and Director              Title:    President
         ------------------------------------------                   --------------------------------------------
  Date:                                                       Entity:    One Group Mutual Funds
        -------------------------------------------                   --------------------------------------------
                                                              Date:
                                                                    ----------------------------------------------

                                   EXHIBIT B-1
                                   -----------
                                LATE DAY TRADING
                             OPERATIONAL GUIDELINES

                                    ARTICLE I

         If Instructions are transmitted to the Fund Agent after the Close of Trading, then Edgewood or Customer will be considered the Fund's agent for purposes of Ride 22c-1 of the 1940 Act and the following procedures will apply:

         (A) Fund Agent will furnish Edgewood, for each Fund, (1) confirmed NAV information as of the Close of Trading on each Business Day; (2) dividend and capital gains information as it arises; and (3) in the case of income Funds, the daily accrual or interest rate factor (mil rate) by means of electronic transmission or other mutually acceptable means generally by 7:00 p.m. Eastern Time on each Business Day.

         (B) Edgewood will communicate to Fund Agent, by means of electronic transmission or other mutually acceptable means, Instructions with respect to each Account in any of the Funds for the most recent Business Day ("Trade Date") by the later of 9:00 a.m. Eastern Time or the latest time accepted by Fund/SERV on the Business Day following the Trade Date ("Settlement Date"). The number of Shares to be purchased or redeemed for a Sub-Account will be determined based upon the NAV at the Close of Trading on the Trade Date, provided that, if Fund Agent receives the Instructions after the later of 9:00 a.m. Eastern Time. Fund Agent will use its best efforts to enter an Account's purchase or redemption order at the NAV at the Close of Trading on the Trade Date, but if Fund Agent is unable to do so, the transaction will be entered at the NAV next determined after Fund Agent receives the Instructions.

                                   ARTICLE II

         Edgewood will in no event transmit orders based on Instructions that it or its Customers receive from Shareholders after the Close of Trading on any Business Day for that Business Day's NAV. Instructions received in proper form from Shareholders after the Close of Trading on any Business Day will be treated as if received on the next following Business Day, and orders based upon such Instructions will be processed at the NAV next calculated after that following Business Day's Close of Trading. Edgewood warrants, and will cause Customer to warrant, that all orders that Edgewood transmits to the Funds for processing as of a particular Business Day will relate only to Instructions received by Edgewood or Customer prior to the Close of Trading on that Business Day.

                                   SCHEDULE C
                                   ----------
                           PAYMENT OF FEES PURSUANT TO
               SHAREHOLDER AND DISTRIBUTION SERVICES AGREEMENT AND
               RECORDKEEPING AND ADMINISTRATIVE SERVICES AGREEMENT

          As compensation for the services rendered by Edgewood under Schedule A and Schedule B, respectively, Fund Agent will pay to Edgewood a fee as set forth below based on the total assets held by Edgewood Customers in each Fund listed herein, calculated daily and paid monthly. Fund Agent will calculate the fee at the end of each month and will make such payment to Edgewood. Fund Agent will send Edgewood a check in the amount calculated and will provide a statement showing the calculation of the monthly amounts payable by Fund Agent and other supporting documentation as may be reasonably requested by Edgewood. Edgewood will not commingle assets with respect to which it receives different payments under Schedule A and Schedule B.

 FUND NAME                                                   PAYMENT UNDER                    PAYMENT UNDER
 ONE GROUP FUNDS                                              SCHEDULE A                       SCHEDULE B
 ---------------                                              ----------                       ----------
 Balanced Fund Class A                                        0.25%
 Large Cap Growth Class A                                     0.25%
 Large Cap Value Class A                                      0.25%
 Mid Cap Growth Class A                                       0.25%
 International Equity Index Class A                           0.25%
 Mid Cap Value Class A                                        0.25%
 Equity Index Class A                                         0.25%
 Equity Income Class A                                        0.25%
 Diversified Equity Class A                                   0.25%
 Small Cap Growth Class A                                     0.25%
 Small Cap Value Class A                                      0.25%
 Diversified Mid Cap Class A                                  0.25%
 Diversified International Class A                            0.25%
 Market Expansion Index Class A                               0.25%
 Investor Balanced Class A                                    0.25%
 Investor Conservative Class A                                0.25%
 Investor Growth Class A                                      0.25%
 Investor Growth & Income Class A                             0.25%
 Intermediate Bond Class A                                    0.25%
 Income Bond Class A                                          0.25%
 Government Bond Class A                                      0.25%
 Ultra Short-Term Bond Class A                                0.25%
 Short-Term Bond Class A                                      0.25%
 Treasury &.Agency Class A                                    0.25%
 High Yield Bond Class A                                      0.25%
 Bond Class A                                                 0.25%